UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

McGRAW HILL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of principal executive offices) (zip code)

(212) 438-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01.                Results of Operations and Financial Condition and Regulation FD Disclosure

On July 27, 2015, McGraw Hill Financial, Inc. (the “Registrant”) issued an earnings release containing a discussion of the Registrant’s results of operations and financial condition for the second quarter ended June 30, 2015, as well as certain guidance for 2015.

The earnings release is attached as Exhibit 99.1 to this Form 8-K and is incorporated in Items 2.02 and 7.01 by reference.

Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.                Other Events.

On July 27, 2015, the Registrant announced that it had entered into a definitive agreement to acquire SNL Financial LC. The press release announcing the transaction is attached as Exhibit 99.2 to this Form 8-K and is incorporated in Item 8.01 by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

(99.1)	Earnings Release of the Registrant, dated July 27, 2015

(99.2)	Press Release of the Registrant, dated July 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGraw Hill Financial, Inc.

/s/	Scott L. Bennett
By:	Scott L. Bennett
Senior Vice President, Associate General Counsel and Secretary

Dated: July 27, 2015

INDEX TO EXHIBITS

Exhibit Number

(99.1)	Earnings Release of the Registrant, dated July 27, 2015

(99.2)	Press Release of the Registrant, dated July 27, 2015